EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ John F. Akers
John F. Akers

Dated: February 26, 2013
POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ H. Furlong Baldwin
H. Furlong Baldwin

Dated: February 26, 2013
POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Ronald C. Cambre
Ronald C. Cambre

Dated: February 26, 2013

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Marye Anne Fox
Marye Anne Fox

Dated: February 26, 2013
POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Janice K. Henry
Janice K. Henry

Dated: February 26, 2013

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Jeffry N. Quinn
Jeffry N. Quinn

Dated: February 26, 2013

POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Christopher J. Steffen
Christopher J. Steffen

Dated: February 26, 2013
POWER OF ATTORNEY

The undersigned hereby appoints HUDSON LA FORCE III, MARK A. SHELNITZ, and MICHAEL W. CONRON as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2012, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

/s/ Mark E. Tomkins
Mark E. Tomkins

Dated: February 26, 2013